UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[x]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

NanoVibronix, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[x] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(4)	Date Filed: ____________________________________________________

525 Executive Blvd.

Elmsford, NY 10523

(914) 233-3004

February ____, 2021

Dear Stockholders:

We cordially invite you to attend a special meeting of the stockholders (the “Special Meeting”) of NanoVibronix, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which will be held on March 31, 2021, at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/NAOV2021SM. In light of the ongoing developments related to the novel coronavirus (“COVID-19”), the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Special Meeting online, vote, view the list of stockholders entitled to vote at the Special meeting and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/NAOV2021SM and entering the 16-digit control number included on your proxy card or voting instruction form, as applicable. To receive access to the virtual Special Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement. Details regarding the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Stockholders Meeting and proxy statement. You are entitled to vote at our Special Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of February 23, 2021.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Special Meeting online, please vote as promptly as possible by following the instructions in the accompanying proxy statement to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting online during the Special Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the accompanying proxy card.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the meeting and vote online during the meeting.

On behalf of the board of directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Special Meeting online.

If you have any questions regarding the attached proxy statement or need assistance in voting your shares of common stock, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-877-657-5856 (stockholders) and 416-867-2272 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

Thank you for your ongoing support of our Company.

By order of the Board of Directors,

Brian Murphy
Chief Executive Officer and Director

NanoVibronix, Inc.

525 Executive Blvd.

Elmsford, New York 10523

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 31, 2021

Notice is hereby given that a special meeting of the stockholders (the “Special Meeting”) of NanoVibronix, Inc., a Delaware corporation (the “Company”), will be held on March 31, 2021, at 10:00 a.m. Eastern time via a live webcast on the Internet. You will be able to virtually attend the Special Meeting online, vote and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/NAOV2021SM during the meeting. Only stockholders of record of our common stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock on February 23, 2021 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1	To ratify an increase in the number of authorized shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) from 20,000,000 to 24,109,635 shares, effective as of December 4, 2020, an increase of 4,109,635 shares, and to further ratify the issuance of such shares of Common Stock upon the conversion and exercise of the Company’s securities as described in the accompanying proxy statement (the “Share Increase Ratification”);

2	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of our Common Stock authorized for issuance from 20,000,000 shares (or 24,109,635 shares if Proposal 1 is approved) to 45,000,000 shares (the “Amendment Proposal”); and

3	To approve an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Share Increase Ratification and Amendment Proposal (the “Adjournment Proposal”)

The Share Increase Ratification is being submitted to our stockholders pursuant to Section 204 of the Delaware General Corporate Law, or DGCL, and Delaware common law. This notice and the accompanying proxy statement (including the resolutions adopted by the Company’s Board of Directors attached to the accompanying proxy statement as Appendix A and the text of Sections 204 and 205 of the DGCL attached to the accompanying proxy statement as Appendix B) constitutes the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the Share Increase Ratification and is being delivered to stockholders of record (both voting and non-voting) as of the Record Date and to stockholders of record as of December 4, 2020, other than those whose identities or addresses cannot be determined from our records. However, such holders of our Common Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock are not entitled to virtually attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of such stock as of the Record Date.

Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholders meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization or that the Delaware Court of Chancery should determine, in its discretion, that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must, in either case, be brought within 120 days from the time a certificate of validation is filed with the secretary of state of the State of Delaware and becomes effective in accordance with the DGCL. The Company expects to file a certificate of validation for the Share Increase Ratification that is approved by our stockholders promptly after the adjournment of the Special Meeting. Accordingly, if the Share Increase Ratification is approved at the Special Meeting, any claim that the effectiveness of the increase to the number of authorized shares of Common Stock and the issuance of such shares of Common Stock upon the conversion and exercise of the Company’s securities as described in the accompanying proxy statement are void or voidable due to a failure of authorization with respect to such increase and issuance or that the Delaware Court of Chancery should declare, in its discretion, that such Share Increase Ratification not be effective or be effective only on certain conditions, must, in either case, be brought within 120 days from both the time at which a certificate of validation is filed with respect to such Share Increase Ratification and such time as such certificate of validation becomes effective under the DGCL (which, with respect to the Share Increase Ratification, will be the applicable “validation effective time” as set forth in the Share Increase Ratification).

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board of Directors recommends a vote FOR the Share Increase Ratification (Proposal 1); FOR the Amendment Proposal (Proposal 2); and FOR the Adjournment Proposal (Proposal 3).

The Board of Directors has fixed the close of business on February 23, 2021 as the Record Date for the Special Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or, continuations(s), or adjournment(s) of the Special Meeting. Additionally, in compliance with Section 204 of the DGCL, the Notice will also be mailed to our stockholders of record as of December 4, 2020 (other than holders whose identities or addresses cannot be determined from our records), although such stockholders will not be entitled to attend or vote at the Special Meeting unless they were also stockholders of record as of the Record Date. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Special Meeting and online during the Special Meeting.

YOUR VOTE AT THE SPECIAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares as promptly as possible by Internet, telephone or mail.

On behalf of our entire Board of Directors, we thank you for your continued support.

By Order of the Board of Directors,

Brian Murphy
Chief Executive Officer and Director

NanoVibronix, Inc.

525 Executive Blvd.

Elmsford, New York 10523

(914) 233-3004

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 31, 2021

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company” or “NanoVibronix” refer to NanoVibronix, Inc., a Delaware corporation and its consolidated subsidiary as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (“Common Stock”), our Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”), Series D Convertible Preferred Stock (“Series D Preferred Stock”) and our Series E Convertible Preferred Stock, par value $0.001 per share (“Series E Preferred Stock”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of NanoVibronix, Inc. to be voted at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on March 31, 2021, and at any adjournment, continuation or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”). The Special Meeting will be held virtually via a live webcast on the Internet on March 31, 2021 at 10:00 a.m. Eastern time. This proxy statement and accompanying form of proxy are dated ____________, 2021 and are expected to be first sent or given to stockholders on or about ____________, 2021.

If you held shares of our Common Stock, Series C Preferred Stock or Series E Preferred Stock at the close of business on February 23, 2021 (the “Record Date”), you are invited to attend the Special Meeting virtually at www.virtualshareholdermeeting.com/NAOV2021SM and vote on the proposals described in this proxy statement.

The executive offices of the Company are located at, and the mailing address of the Company is, 525 Executive Blvd., Elmsford, NY 10523.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $13,000 plus reimbursement of expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on March 31, 2021: Pursuant to SEC rules, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Special Meeting and Proxy Statement are also available at www.proxyvote.com.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the following proposals:

● The ratification of an increase in the number of authorized shares of Common Stock from 20,000,000 to 24,109,635, effective as of December 4, 2020, an increase of 4,109,635 shares, and to further ratify the issuance of such shares of Common Stock upon the conversion and exercise of the Company’s securities as described in Proposal 1 (the “Share Increase Ratification”);

● The approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of our Common Stock authorized for issuance from 20,000,000 (or 24,109,635 if Proposal 1 is approved) shares to 45,000,000 shares (the “Amendment Proposal”); and

● The approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of any of the Share Increase Ratification and the Amendment Proposal (the “Adjournment Proposal”).

The Share Increase Ratification is being submitted to our stockholders pursuant to Section 204 of the Delaware General Corporate Law, or DGCL, and Delaware common law. The Notice and this proxy statement (including the resolutions adopted by the Company’s Board attached to this proxy statement as Appendix A and the text of Sections 204 and 205 of the DGCL attached to this proxy statement as Appendix B) constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the Share Increase Ratification and is being delivered to stockholders of record (both voting and non-voting) as of December 4, 2020, other than those whose identities or addresses cannot be determined from our records. However, such holders of our Common Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are not entitled to virtually attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of stock as of the Record Date (as defined below).

Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholders meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization or that the Delaware Court of Chancery should determine, in its discretion, that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must, in either case, be brought within 120 days from the time a certificate of validation is filed with the secretary of state of the State of Delaware and becomes effective in accordance with the DGCL. The Company expects to file a certificate of validation for the Share Increase Ratification that is approved by our stockholders promptly after the Special Meeting. Accordingly, if the Share Increase Ratification is approved at the Special Meeting, any claim that the effectiveness of the increase to the number of authorized shares of Common Stock and the issuance of such shares of Common Stock upon the conversion and exercise of the Company’s securities as described in the accompanying proxy statement is void or voidable due to a failure of authorization with respect to such increase or that the Delaware Court of Chancery should declare, in its discretion, that such Share Increase Ratification not be effective or be effective only on certain conditions, must, in either case, be brought within 120 days from both the time at which a certificate of validation is filed with respect to such Share Increase Ratification and such time as such certificate of validation becomes effective under the DGCL (which, with respect to the Share Increase Ratification, will be the applicable “validation effective time” as set forth in the Share Increase Ratification).

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What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on February 23, 2021 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 24,109,625 shares of Common Stock were issued and outstanding. On the Record Date, 666,667 shares of Series C Preferred Stock were issued and outstanding and the holder of the Series C Preferred Stock is entitled to 666,667 votes on the proposals described in this proxy statement. On the Record Date, 875,000 shares of Series E Preferred Stock were issued and outstanding and the holder of the Series E Preferred Stock is entitled to 495,751 votes on the proposals described in this proxy statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock, the Series C Preferred Stock, and the Series E Preferred Stock, subject to the beneficial ownership limitation, at the close of business on the Record Date may vote at the Special Meeting.

In connection with the Share Increase Ratification, stockholders of record as of December 4, 2020 (both voting and non-voting), other than holders whose identities or addresses cannot be determined from our records, are receiving notice of the Special Meeting under Section 204 of the DGCL. However, such holders of our Common Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock as of December 4, 2020 are not entitled to virtually attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were a stockholder of record as of the Record Date.

What are the voting rights of the stockholders?

The Company has three classes of voting stock, Common Stock, Series C Preferred Stock and Series E Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on each matter to be acted upon at the Special Meeting. Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are then convertible (subject to the 9.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. Each holder of Series E Preferred Stock is entitled to the number of votes equal to the number of our Common Stock equal to the Voting Ratio (subject to the 9.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. The Voting Ratio, for each share of Series E Preferred Stock, is equal to $2.00 divided by $3.53. Fractional votes are not, however, permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series E Preferred Stock held by each Series E Preferred Stock holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Holders of Series C Preferred Stock and Series E Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except that the consent of holders of a majority of the outstanding Series C Preferred Stock or Series E Preferred Stock is required to amend the terms of the Series C Preferred Stock or Series E Preferred Stock, respectively. Holders of our Common Stock, Series C Preferred Stock and Series E Preferred Stock will vote together as a single class on all matters described in this proxy statement.

When and where is the Special Meeting and what do I need to be able to attend online?

The Special Meeting will be held on February 23, 2021, at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/NAOV2021SM. Any stockholder who owns our Common Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock on the Record Date can attend the Special Meeting online.

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You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/NAOV2021SM. To participate in the virtual meeting, you will need a 16-digit control number included on your proxy card or voting instruction form, as applicable. The meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time and you should allow ample time for the check-in procedures. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

How do I cast my vote?

If you are a stockholder of record, there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on March 30, 2021 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you access the website);

(2)	By toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern time on March 30, 2021 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you call);

(3)	By completing, signing, dating and mailing your proxy card in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

(4)	Online during the Special Meeting at www.virtualshareholdermeeting.com/NAOV2021SM. You will need your 16-digit stockholder control number, which can be found on your proxy card, in hand when you vote online during the Special Meeting.

By completing and submitting a proxy, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Brian Murphy, our chief executive officer and director and Stephen Brown to serve as the proxies for the Special Meeting.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern time on March 30, 2021. Proxies submitted by U.S. mail must be received before the start of the Special Meeting.

Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Special Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. We know of no other business to be considered at the Special Meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on March 30, 2021 (have your 16-digit stockholder control number, which can be found on your voting instruction form, in hand when you access the website);

(2)	By toll-free telephone at 1-800-454-8683, until 11:59 p.m. Eastern time on March 30, 2021 (have your 16-digit stockholder control number, which can be found on your voting instruction form, in hand when you call);

(3)	By completing, signing, dating and mailing your voting instruction form in the postage-paid envelope provided to you; or

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(4)	Online during the Special Meeting at www.virtualshareholdermeeting.comNAOV2021SM. You will need your 16-digit shareholder control number, which can be found on your voting instruction form, in hand when you vote online during the Special Meeting.

In the event you do not provide instructions on how to vote, your broker will have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. The NYSE has informed us that each of the Share Increase Ratification, the Amendment Proposal and the Adjournment Proposal is a “routine” matter. Accordingly, your broker, bank or other nominee may vote your shares without receiving instructions from you on Proposal 1 (Share Increase Ratification), Proposal 2 (Amendment Proposal) and Proposal 3 (Adjournment Proposal). A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against the proposal.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

Proposal 2:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

Proposal 3:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

How does the Board recommend I vote on the proposals?

The Board recommends you vote:

● “FOR” the Share Increase Ratification;

● “FOR” the Amendment Proposal; and

● “FOR” the Adjournment Proposal.

What is a “quorum?”

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of all issued and outstanding shares of our Common Stock, Series C Preferred Stock and Series E Preferred Stock entitled to vote on the Record Date will constitute a quorum at the Special Meeting. Abstentions, withheld votes, and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Special Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares; however, as discussed above, all proposals currently scheduled to be considered at the Special Meeting are “routine,” and accordingly, we do not expect any broker non-votes.

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What vote is required to approve each item?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Share Increase Ratification.

To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares of Common Stock, Series C Preferred Stock (subject to beneficial ownership limitations) and Series E Preferred Stock (subject to beneficial ownership limitations) outstanding.

Proposal 2 – Amendment Proposal.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares of Common Stock, Series C Preferred Stock (subject to beneficial ownership limitations) and Series E Preferred Stock (subject to beneficial ownership limitations) outstanding.

Proposal 3 – Adjournment Proposal.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of votes cast “FOR” and “AGAINST” the matter at the Special Meeting.

How are abstentions and broker non-votes treated?

Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Special Meeting), an abstention and a broker non-vote will have the same practical effect as a vote against the Share Increase Ratification and Amendment Proposal. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Special Meeting), an abstention and a broker non-vote will have no effect on the Adjournment Proposal. As described above, the NYSE has informed us that each of the Share Increase Ratification, Amendment Proposal and the Adjournment Proposal is a “routine” matter. Accordingly, your broker, bank or other nominee may vote your shares without receiving instructions from you on Proposal 1 (Share Increase Ratification), Proposal 2 (Amendment Proposal) and Proposal 3 (Adjournment Proposal) and we do not expect any broker non-votes. A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against the proposal.

Can I revoke or change my proxy?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted), by signing and returning a proxy card or voting instructions form with a later date, or by attending the Special Meeting and voting via the virtual meeting website. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy is revoked by delivering to the Company’s corporate secretary at 525 Executive Blvd., Elmsford, NY 10523, a written notice of revocation prior to the Special Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What does it mean if I get more than one set of voting materials?

Your shares are probably registered in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Whom do I call if I have questions?

If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors. Brokers, banks and other nominees may call 416-867-2272. Stockholders may call toll-free 1-877-657-5856. Or you may contact Kingsdale Advisors by email at contactus@kingsdaleadvisors.com.

Where can I find the voting results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. The final results will be published in a Current Report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

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PROPOSAL 1

Ratification of the Increase in Authorized Shares of Common Stock

and the Issuance of Common Stock Upon Conversion of the Series C Preferred Stock

and the Exercise of Certain December 2021 Warrants and the Pre-Existing Warrants

Our Board has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the increase in the number of authorized shares of our Common Stock from 20,000,000 shares to 24,109,635 shares and the issuance of 4,109,635 shares of Common Stock upon conversion of certain shares of Series C Preferred Stock (as described below) and the exercise of certain December 2021 Warrants and Pre-Existing Warrants (as described below). This ratification will be retroactive to December 4, 2020, the date of the first such overissue.

Background

As of December 3, 2020, we had 20,000,000 authorized shares of our Common Stock and 19,850,014 shares of Common Stock outstanding resulting in 149,986 shares of Common Stock being available for issuance.

On December 4, 2020, certain holders of our Series C Preferred Stock converted 396,509 shares of Series C Preferred Stock into 396,509 shares of Common Stock, resulting in an overissue of 246,523 shares of Common Stock, as more particularly described in Exhibit A to the resolutions adopted by our Board attached to this proxy statement as Appendix A.

Beginning on December 15, 2020, through January 22, 2021, certain holders of warrants we had issued in December 2020 (the “December 2020 Warrants”) exercised a portion of the December 2020 Warrants for 2,657,144 shares of Common Stock, resulting in an additional overissue of 2,657,144 shares of Common Stock, as more particularly described in Exhibit B attached to Appendix A of this proxy statement.

On January 22, 2020, a holder of warrants we have previously issued in various offerings (the “Pre-Existing Warrants”) exercised a portion of the Pre-Existing Warrants for 1,205,968 shares of Common Stock, resulting in an additional overissue of 1,205,968 shares of Common Stock, as more particularly described in Exhibit C attached to Appendix A of this proxy statement. The aggregate number of shares of Common Stock that has been overissued by the Company is 4,109,635.

Our Board, in consultation with counsel, has determined that it is in the best interests of the Company and our stockholders to ratify an increase in the number of authorized shares of the Company’s Common Stock from 20,000,000 to 24,109,635, an increase of 4,109,635 shares (the “Authorized Share Increase”), and the issuance of 4,109,635 shares of Common Stock (the “Authorized Share Increase Issuance”) upon the conversion of certain shares of Series C Preferred Stock and the exercise of certain December 2020 Warrants and Pre-Existing Warrants pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of the issuance of such putative shares of Common Stock. If the Share Increase Ratification is approved by our stockholders and becomes effective, the ratification will be retroactive to December 4, 2020, which was the date of the first such overissue.

Among other consequences, the Share Increase Ratification will confirm that, since December 4, 2020, all of the 4,259,621 shares of Common Stock issued upon conversion of the Series C Preferred Stock and the exercise of the December 2020 Warrants and the Pre-Existing Warrants will have been duly authorized and validly issued.

Our Board Has Approved the Share Increase Ratification and the Authorized Share Increase Issuance

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board determined that it would be advisable and in the best interests of the Company and our stockholders to ratify the Authorized Share Increase and Authorized Share Increase Issuance, each as described in this Proposal 1, pursuant to Section 204 of the DGCL and Delaware common law in order to eliminate any uncertainty related to the due authorization and validity of such shares of Common Stock and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Share Increase Ratification. Our Board also recommended that our stockholders approve the Share Increase Ratification for purposes of Section 204 of the DGCL and Delaware common law, and directed that the Share Increase Ratification be submitted to our stockholders for approval.

The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

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Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the Share Increase Ratification, we intend to file a certificate of validation with respect to the Authorized Share Increase and the Authorized Share Increase Issuance with the Secretary of State of the State of Delaware (the “Certificate of Validation”). The time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the Share Increase Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the Authorized Share Increase and the Authorized Share Increase Issuance

Subject to the 120-day period for bringing claims discussed below, when the Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the shares of Common Stock issued in the Authorized Share Increase Issuance are void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to December 4, 2020, which was the date of the first such overissue.

Time Limitations on Legal Challenges to the Ratification of the Authorized Share Increase and the Authorized Share Increase Issuance

If the Share Increase Ratification becomes effective, under the DGCL, any claim that (i) the Authorized Share Increase or the Authorized Share Increase Issuance ratified pursuant to the Share Increase Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the Share Increase Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.

The Consequences if the Share Increase Ratification is Not Approved by the Stockholders

If the Share Increase Ratification is not approved by the requisite vote of stockholders, we will not be able to file the Certificate of Validation with the Secretary of State of the State of Delaware and the Share Increase Ratification will not become effective in accordance with Section 204 of the DGCL. The failure to approve the Share Increase Ratification may leave us exposed to potential claims that (i) the past issuances of our Common Stock since December 4, 2020 may not be valid; (ii) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to outstanding shares of preferred stock, warrants and equity awards; and (iii) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board may determine is advisable, including, without limitation, a sale of the Company, a business combination or merger, or a license or other disposition of corporate assets of the Company. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity, which could result in our filing for bankruptcy or an involuntary petition for bankruptcy being filed against us.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 1 except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required

The affirmative “FOR” vote of the holders of a majority of the outstanding shares of our Common Stock, Series C Preferred Stock (subject to beneficial ownership limitations) and Series E Preferred Stock (subject to beneficial ownership limitations) is required to approve this proposal. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Special Meeting), an abstention and a broker non-vote will have the same practical effect as shares voted against this proposal. The NYSE has informed us that a vote on this proposal will be a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the Share Increase Ratification.

8

PROPOSAL 2

Approval of the Amendment to Our Amended and Restated Certificate of Incorporation
to Increase the Number of Authorized Shares of Common Stock

Proposed Amendment

Our authorized capital stock presently consists of 20,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and 5,000,000 shares of preferred stock, par value $0.001 per share. If the Share Increase Ratification as described in Proposal 1 is approved, the number of authorized shares of Common Stock will increase to 24,109,635 shares.

Our Board has approved, and is recommending to the stockholders for approval at the Special Meeting, an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. The proposed amendment would increase the number of authorized shares of Common Stock from 20,000,000 (or 24,109,635 if Proposal 1 is approved) shares to 45,000,000 shares. The number of authorized shares of preferred stock would not be affected by the proposed amendment. If approved, the first sentence of Article Fourth of our Amended and Restated Certificate of Incorporation will be amended to read in its entirety as follows:

“FOURTH. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is fifty-six million (56,000,000), consisting of forty-five million (45,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and eleven million (11,000,000) shares of preferred stock, par value of $0.001 per share (“Preferred Stock”).”

The additional shares of our Common Stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions, and will be identical in all other respects to the shares of our Common Stock now authorized.

Reasons for the Proposed Amendment

As discussed in Proposal 1, we have issued shares of our Common Stock in excess of the number of our currently authorized shares of Common Stock. Accordingly, we have no shares of Common Stock currently available for issuance. As of February 23, 2021, 9,006,548 shares of Common Stock were reserved for issuance or issuable upon conversion of outstanding shares of preferred stock or exercise of outstanding warrants and equity awards. We currently do not have a sufficient number of authorized shares of Common Stock available for such future issuances.

If the Amendment Proposal is approved, assuming Proposal 1 is approved and taking into account the number of shares of Common Stock reserved for issuance or issuable upon conversion of outstanding shares of preferred stock or exercise of outstanding warrants and equity awards, our Board will have the authority to issue approximately 11,883,817 additional shares of Common Stock without further stockholder approval, except as may be required for a particular transaction by applicable law or regulation or by any securities exchange on which our shares of Common Stock are listed.

The additional shares of Common Stock may be used for such corporate purposes as may be determined by our Board from time to time to be necessary or desirable. These purposes may include: (i) issuance of Common Stock upon conversion or exercise of our outstanding securities as described above, (ii) raising capital through the sale of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock, (iii) acquiring other businesses or assets in exchange for Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock, (iv) attracting and retaining employees by the issuance of additional securities under the Company’s equity compensation plans and agreements and (v) other corporate purposes.

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Our Board believes that the authorized number of shares of Common Stock should be increased to provide our Board of Directions with the ability to issue additional shares of Common Stock for the corporate purposes described above without potentially having to incur the delay and expense incident to obtaining special stockholder approval each time an opportunity requiring the issuance of shares of our Common Stock may arise. Such a delay might cause us to lose an opportunity or make it more expensive for us to take advantage of an opportunity. Although our Board has no present plans to issue any additional shares of Common Stock, except in connection with our outstanding convertible preferred stock, our existing equity awards and incentive plans or as required upon exercise of our outstanding warrants, the Board believes that the proposed increase in the number of authorized shares of Common Stock is necessary to provide us with the necessary flexibility to pursue corporate opportunities.

Possible Effects of the Proposed Amendment

The authorization of additional shares of Common Stock sought by this proposal would not have any immediate dilutive effect upon the proportionate voting power or rights of our existing stockholders; however, to the extent that the additional authorized shares of Common Stock are issued in the future, such issuance may decrease existing stockholders’ percentage equity ownership and, depending upon the price of which they are issued, could be dilutive to existing stockholders and have a negative effect upon the market price of the Common Stock. Our stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of Common Stock in order to maintain their proportionate ownership of Common Stock.

The amendment to increase the number of authorized shares of our Common Stock could have the effect of discouraging or preventing attempts to take over control of the Company. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for us to impede the attempt by issuing shares of Common Stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of us. The proposed amendment therefor may have the effect of discouraging unsolicited takeover bids and potentially limiting the opportunity for our stockholders to dispose of their shares at a premium which may otherwise be available in a takeover attempt or merger proposal. To the extent that it impedes any such attempts, the proposed amendment may serve to perpetuate our current management, including our Board. The amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to our Amended and Restated Certificate of Incorporation and bylaws having an anti-takeover effect.

If the proposed amendment is adopted, it will become effective upon filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware.

Vote Required

The affirmative “FOR” vote of the holders of a majority of the outstanding shares of our Common Stock, Series C Preferred Stock (subject to beneficial ownership limitations) and Series E Preferred Stock (subject to beneficial ownership limitations) is required to approve this proposal. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Special Meeting), an abstention and a broker non-vote will have the same practical effect as shares voted against this proposal. The NYSE has informed us that a vote on this proposal will be a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

Our Board recommends that you vote “FOR” the Amendment Proposal.

10

PROPOSAL 3

The Adjournment Proposal

The Company is asking its stockholders to approve an adjournment of the Special Meeting from time to time, if necessary or appropriate, to permit further solicitation of proxies and vote of proxies in the event there are not sufficient votes in favor of Proposal 1 (Share Increase Ratification) or Proposal 2 (Amendment Proposal) (the “Adjournment Proposal”).

Vote Required

The affirmative “FOR” vote of a majority of the votes cast “FOR and “AGAINST” the matter at the Special Meeting is required to approve this proposal. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Special Meeting), an abstention and a broker non-vote will have no effect on the voting results for the Adjournment Proposal. The NYSE has informed us that a vote on this proposal will be a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

Our Board recommends that you vote “FOR” the Adjournment Proposal.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of February 23, 2021 by:

●	each person known by us to beneficially own more than 5.0% of our Common Stock;

●	each of our directors;

●	each of the named executive officers identified in the “Summary Compensation Table” under “Executive Compensation” in the Company’s definitive proxy statement filed with the SEC on June 15, 2020; and

●	all of our directors and executive officers as a group.

The percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523. As of February 23, 2021, we had 24,109,635 shares of Common Stock, 666,667 shares of Series C Preferred Stock, 154 shares of Series D Preferred Stock and 875,000 shares of Series E Preferred outstanding. In addition to the shares of Common Stock reported below, as described in the footnotes below the table, one stockholder beneficially owns 100% of our issuable and issued Series C Preferred Stock and one stockholder beneficially owns 100% of our issuable and issued Series E Preferred Stock.

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Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Shares Outstanding (1)
5% Owners
Paul Packer (2)	2,244,916	(3)	8.7%
Shavit 2, LLC (4)	1,750,000	(5)	6.8%
Directors and Officers
Stephen Brown	70,000	(6)	*
Harold Jacob, M.D.	221,487	(7)	1.0%
Martin Goldstein, M.D.	76,500	(8)	*
Michael Ferguson	96,500	(9)	*
Thomas R. Mika	106,000	(10)	*
Christopher Fashek	140,000	(11)	1.0%
Brian Murphy	130,000	(12)	1.0%
All directors and executive officers as a group (7 persons)	840,487		3.4%

* Represents ownership of less than 1%.

(1)	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of February 23, 2021. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person.

(2)	Mr. Packer’s address is 805 Third Avenue, 15th Floor, New York, NY 10022.

(3)	Comprised of (i) 78,157 shares of common stock owned by Paul Packer, 276,359 shares of common stock owned by Globis Capital Partners, L.P., and 298,087 shares of common stock owned by Globis Asia L.P and (ii) 30,000 shares of common stock that may be purchased upon the exercise of stock options held by Mr. Packer and (iii) 58,258 shares of common stock that may be purchased upon the exercise of stock warrants held by Mr. Packer, 1,205,968 shares of common stock that may be purchased upon the exercise of stock warrants held by Globis Capital Partners, L.P., and 298,087 shares of common stock that may be purchased upon the exercise of stock warrants held by Globis Asia L.P.

(4)	Shavit 2, LLC’s address is 805 Third Avenue, 15th Floor, New York, NY 10022.

(5)	Comprised of 875,000 shares of common stock issuable upon conversion of 875,000 Series E preferred stock owned and 875,000 shares of common stock that that may be purchased upon the exercise of stock warrants.

(6)	Comprised of 70,000 shares of stock that may be purchased by Mr. Brown upon exercise of stock options that are currently exercisable or exercisable within 60 days following February 23, 2021.

(7)	Comprised of (i) 64,178 shares of Common Stock held by Medical Instrument Development Inc., an entity controlled by Dr. Jacob, (ii) 12,362 shares of Common Stock held by Dr. Jacob, and (iii) 119,285 shares of Common Stock that may be purchased by Dr. Jacob upon the exercise of stock options.

(8)	Comprised of 76,500 shares of stock that may be purchased by Dr. Goldstein upon exercise of stock options that are currently exercisable or exercisable within 60 days following February 23, 2021.

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(9)	Comprised of 96,500 shares of stock that may be purchased by Mr. Ferguson upon exercise of stock options that are currently exercisable or exercisable within 60 days following February 23, 2021.

(10)	Comprised of 106,000 shares of stock that may be purchased by Mr. Mika upon exercise of stock options that are currently exercisable or exercisable within 60 days following February 23, 2021.

(11)	Comprised of 25,000 shares of Common Stock held by Mr. Fashek and 140,000 shares of stock that may be purchased by Mr. Fashek upon exercise of stock options that are currently exercisable or exercisable within 60 days following February 23, 2021.

(12)	Comprised of 130,000 shares of stock that may be purchased by Mr. Murphy upon exercise of stock options that are currently exercisable or exercisable within 60 days following February 23, 2021.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

As previously stated in the Company’s proxy statement filed with SEC on June 15, 2020 for our Annual Meeting held on August 11, 2020, pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intended to present a proposal at our next annual meeting of stockholders and who wished to include such proposal to be included in the proxy statement for that meeting was required to submit the proposal in writing no later than February 15, 2021, after which date such stockholder proposal will be considered untimely. Such proposal must have been submitted to the attention of Secretary, at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523. The deadline to submit such proposal has passed and a shareholder may no longer submit a proposal under Rule 140-8 for our next annual meeting in the absence of further notice from the Company.

Stockholders wishing to nominate a director or submit proposals to be presented directly at our next annual meeting instead of by inclusion in the proxy statement for such meeting must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523, no earlier than April 13, 2021 and no later than the close of business on May 13, 2021. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

OTHER MATTERS

The persons designated to vote shares covered by our proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Special Meeting or any adjournment, continuation or postponements thereof. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the Special Meeting or any adjournment, continuation or postponements thereof.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Because we utilize the “householding” rules for Special Meeting materials, stockholders who share the same address will receive only one copy of the Special Meeting materials, unless we receive contrary instructions from any stockholder at that address. If you prefer to receive multiple copies of the Special Meeting materials at the same address you share with other stockholders, additional copies will be provided to you promptly upon request. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Eligible stockholders of record receiving multiple copies of the Special Meeting materials can request householding by contacting Broadridge Financial Solutions, Inc. in the same manner. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the Special Meeting materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

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APPENDIX A

WHEREAS, as of December 3, 2020, NanoVibronix, Inc. (the “Company”) had 20,000,000 authorized shares of common stock, $0.001 par value (“Common Stock”) and 19,850,014 shares of Common Stock outstanding, resulting in 149,986 shares of Common Stock being available for issuance;

WHEREAS, on December 4, 2020, certain holders of the Company’s Series C Convertible Preferred Stock (“Series C Preferred Stock”) converted 396,509 shares of Series C Preferred Stock into 396,509 shares of Common Stock, resulting in an overissue of 246,523 shares of Common Stock as more particularly described on Exhibit A attached hereto and incorporated herein;

WHEREAS, beginning on December 15, 2020, through January 22, 2021, certain holders of warrants the Company had issued in December 2020 (the “December 2020 Warrants”) exercised a portion of the December 2020 Warrants for 2,657,144 shares of Common Stock, resulting in an additional overissue of 2,657,144 shares of Common Stock, as more particularly described on Exhibit B attached hereto and incorporated herein;

WHEREAS, on January 22, 2020, a holder of warrants the Company had previously issued in various offerings (the “Pre-Existing Warrants”) exercised a portion of the Pre-Existing Warrants for 1,205,968 shares of Common Stock, resulting in an additional overissue of 1,205,968 shares of Common Stock, as more particularly described on Exhibit C attached hereto and incorporated herein. The aggregate number of shares of Common Stock that has been overissued by the Company is 4,109,635.

WHEREAS, the Company’s Board of Directors, in consultation with counsel, has determined that it is in the best interests of the Company and its stockholders to ratify an increase in the number of authorized shares of the Company’s Common Stock from 20,000,000 to 24,109,635, an increase of 4,109,635 shares (the “Authorized Share Increase”), and the issuance of 4,109,635 shares of Common Stock (the “Authorized Share Increase Issuance”) upon the conversion of certain shares of Series C Preferred Stock and the exercise of certain December 2020 Warrants and Pre-Existing Warrants pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”) and Delaware common law to eliminate any uncertainty related to the effectiveness of the issuance of such putative shares of Common Stock (the “Share Increase Ratification”), and such ratification, if the Share Increase Ratification is approved by our stockholders and becomes effective, will be retroactive to December 4, 2020, which was the date of the first such overissue; and

WHEREAS, any claim that the ratification of a defective corporate act under Section 204 of the DGCL is void or voidable as a defective corporate act (as defined in Section 204(h) of the DGCL) due to the failure(s) of authorization, or that the Delaware Court of Chancery should declare, in its discretion, that the ratification thereof in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within the later of 120 days from the relevant validation effective time (which in the case of the Share Increase Ratification shall be the date on which the certificate of validation in expect of the Authorized Share Increase and Authorized Share Increase Issuance is filed with the Secretary of State and becomes effective in accordance with the DGCL).

NOW, THEREFORE, BE IT RESOLVED, that the potentially defective corporate acts to be ratified by these resolutions are (i) the overissue of 246,523 shares of Common Stock in connection with the Series C Preferred Stock conversions on the dates and in the amounts as described in Exhibit A, (ii) the overissue of 2,657,144 shares of Common Stock in connection with the exercise of the December 2020 Warrants on the dates and in the amounts as described on Exhibit B, and (iii) the overissue of 1,205,968 shares of Common Stock in connection with the exercise of the Pre-Existing Warrants on the dates and in the amounts as described on Exhibit C;

RESOLVED FURTHER, that the nature of the alleged failures of authorization of the potentially defective acts are:

(i) the overissue of putative shares of Common Stock as more particularly described on Exhibit A, Exhibit B and Exhibit C in excess of the number of authorized shares of Common Stock as set forth in the Company’s Amended and Restated Certificate of Incorporation; and

A-i

(ii) the failure of the Company to have amended the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock prior to such overissues.

RESOLVED FURTHER, that the Board of Directors hereby approves, adopts and authorizes, in all respects, the ratification of the potentially defective corporate acts identified above, those being the overissue of shares of Common Stock as described on Exhibit A, Exhibit B and Exhibit C, and the failure of the Company to have amended its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock prior to such overissues (collectively, the “Potentially Defective Corporate Acts”), pursuant to Section 204 of the DGCL.

Submission to Stockholders for Ratification

RESOLVED FURTHER, that the Board of Directors hereby directs that the Potentially Defective Corporate Acts shall be submitted to the stockholders of the Company at a special meeting of the stockholders (the “Special Meeting”) to ratify such acts under Section 204 of the DGCL and under common law, and the Board of Directors hereby recommends that the stockholders ratify the Potentially Defective Corporate Acts; and

RESOLVED FURTHER, that the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting shall be the close of business on February 23, 2021 (unless the Board of Directors subsequently fixes a different record date for such purposes);

RESOLVED FURTHER, that in connection with submitting the Potentially Defective Corporate Acts to the stockholders of the Company for ratification, the Board of Directors hereby authorizes and directs each officer of the Company (acting alone) to provide notice to the Company’s stockholders (and all other persons entitled thereto) in accordance with Section 204(d) of the DGCL and, in connection therewith, each such officer is authorized to (among other things) include (i) proposals relating to such ratification by the stockholders in the Company’s Notice of Meeting for the Special Meeting, and in any proxy statement, proxy card, other proxy materials or voting instruction forms related thereto, and (ii) include in such Notice of Meeting (and related proxy materials) any other matter that is required by Section 204 of the DGCL.

Abandonment

RESOLVED FURTHER, that at any time before the “validation effective time,” as such term in used in Section 204 of the DGCL, in respect of the Potentially Defective Corporate Acts, notwithstanding approval of the ratification of such Potentially Defective Corporate Acts by stockholders of the Company, the Board of Directors may abandon the ratification of such Potentially Defective Corporate Acts without further action of the stockholders of the Company.

Authorization to Prepare and File Certificates of Validation

RESOLVED FURTHER, that, following the ratification by the stockholders of the Company of the Potentially Defective Corporate Acts, each officer of the Company (acting alone) is hereby authorized to execute one or more certificates of validation in respect of such Potentially Defective Corporate Acts and to cause such certificate(s) of validation to be filed with the Secretary of State of the State of Delaware, with such certificate(s) of validation to be in such form and filed at such time as any such officer may deem advisable (the advisability of which shall be conclusively evidenced by the execution and filing of such certificate(s) of validation).

A-ii

Common Law Ratification

RESOLVED FURTHER, that in addition to the ratification permitted by Section 204 of the DGCL, the Board of Directors hereby approves, adopts, confirms and ratifies the Potentially Defective Corporate Acts for all purposes of, and to the fullest extent permitted by, the common law of Delaware or any other applicable law.

General Enabling Resolution

RESOLVED FURTHER, that the officers of the Company are hereby authorized, empowered and directed in the name and on behalf of the Company, to do and cause to be done all such acts and things and to execute, deliver and perform obligations under all instruments, certificates, agreements and documents, and take whatever action is deemed necessary or advisable to comply with all applicable state and federal laws and to take such other action deemed necessary to carry out the intent of the above-listed resolutions.

A-iii

EXHIBIT A

The following shares of Common Stock were issued upon the exercise of certain shares of Series C Preferred Stock on the dates, and in the respective number of shares, set forth below:

Number of Shares of
Date of Issuance	Common Stock Issued(1)

December 4, 2020	51,274
December 4, 2020	249,649
December 4, 2020	95,586

(1)	There were 149,986 shares of authorized Common Stock available for issuance on December 4, 2020. As a result of the issuance of the shares of Common Stock in the table above, there was an overissue of 246,523 shares.

Appendix A - Ex. A

EXHIBIT B

The following shares of Common Stock were issued upon the exercise of certain December 2020 Warrants on the dates, and in the respective number of shares, set forth below:

Number of Shares of
Date of Issuance	Common Stock Issued

December 15, 2020	700,000
December 17, 2020	300,000
January 12, 2021	764,286
January 22, 2021	892,858

Appendix A - Ex. B

EXHIBIT C

The following shares of Common Stock were issued upon the exercise of certain Pre-Existing Warrants on the date, and in the respective number of shares, set forth below:

Number of Shares of
Date of Issuance	Common Stock Issued

January 22, 2021	1,205,968

Appendix A - Ex. C

APPENDIX B

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)	(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) (A) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

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(B) Such defective corporate act did not result from a failure to comply with § 203 of this title; or

(2) As of the record date for determining the stockholders entitled to vote on the ratification of such defective corporate act, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

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(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

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(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and the second sentence of subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to § 13, § 14 or § 15(d) (15 U.S.C. § 78m, § 77n or § 78o(d)) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;

(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

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(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

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(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

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(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

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NANOVIBRONIX, INC.
525 EXECUTIVE BLVD.
ELMSFORD, NY 10523

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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0000483561_1 R1.0.0.148

NANOVIBRONIX, INC.
Special Meeting of Stockholders
March 31, 2021 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brian Murphy and Stephen Brown, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock or preferred stock of NANOVIBRONIX, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., New York Time, on March 31, 2021 virtually at www.virtualshareholdermeeting.com/NAOV2021SM, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000483561_2 R1.0.0.148